                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): OCTOBER 2, 2002
                                                         -----------------------

                          TRANSKARYOTIC THERAPIES, INC.
--------------------------------------------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              000-21481                                 04-3027191
 -----------------------------------    ----------------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                     02139
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 (Address of Principal Executive Offices)                     (Zip Code)


                                 (617) 349-0200
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               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
--------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           OTHER EVENTS.
                  ------------

         On October 2, 2002, Transkaryotic Therapies, Inc. ("TKT") announced that the previously reported postponement of the September 27, 2002 meeting of the United States Food and Drug Administration's (the "FDA") Endocrinologic and Metabolic Drugs Advisory Committee (the "Committee") will likely delay the timing of a decision by the FDA on the approval of the Biologics License Application (the "BLA") for TKT's drug Replagal(TM) (agalsidase alfa) into the first half of 2003.

         As part of this announcement, TKT noted that, in anticipation of the Committee meeting, the FDA had expressed concerns to TKT with respect to the clinical data submitted by TKT in support of its BLA for Replagal, particularly with respect to pain. As a result, TKT has determined to seek approval of the BLA for Replagal on the basis of its renal and cardiac clinical data and not on the pain clinical data.













































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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2002                     REGISTRANT

                                          TRANSKARYOTIC THERAPIES, INC.


                                          By:  /s/ Daniel E. Geffken
                                             -----------------------------------
                                              Daniel E. Geffken
                                              Senior Vice President, Finance and
                                              Chief Financial Officer
























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